Joint Filer Information

Title of Security:       Common Stock

Issuer & Ticker Symbol:  Everlast Worldwide, Inc. (EVST)

Designated Filer:        Burlingame Asset Management, LLC

Other Joint Filers:      Burlingame Equity Investors, LP ("Domestic Fund")
                         Burlingame Equity Investors II, LP ("Domestic Fund II")
                         Burlingame Equity Investors (Offshore) Ltd.
                          ("Offshore Fund")
                         Blair E. Sanford

Addresses:               The principal business address for each of BAM,
                         Domestic Fund, Domestic Fund II and Mr. Sanford is
                         One Sansome Street, Suite 2900, San Francisco,
                         California 94104.

                         The principal business address
                         of the Offshore Fund is c/o
                         Appleby Corporate Services
                         (Cayman) Limited, Clifton House,
                         75 Fort Street, P.O. Box 1350
                         GT, George Town, Grand Cayman,
                         Cayman Islands.

Signatures:
Dated:  May 8, 2006

                         BURLINGAME EQUITY PARTNERS, LP
                         By: Burlingame Asset Management, LLC,
                             as general partner

                         By: /s/ Blair E. Sanford
                             ---------------------------------
                             Blair E. Sanford, Managing Member


                         BURLINGAME EQUITY PARTNERS II, LP
                         By: Burlingame Asset Management, LLC,
                             as general partner

                         By:/s/ Blair E. Sanford
                             ---------------------------------
                             Blair E. Sanford, Managing Member


                         BURLINGAME EQUITY INVESTORS (OFFSHORE) LTD.

                         By: /s/ Blair E. Sanford
                             ---------------------------------
                             Blair E. Sanford, Director


                        /s/ Blair E. Sanford
                        --------------------
                            Blair E. Sanford